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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of report (Date of earliest event reported)   December 31, 2003
                                                        ------------------------

                                    SPSS INC.
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             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                      000-22194              36-2815480
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(State or Other Jurisdiction of        (Commission           (I.R.S. Employer
Incorporation)                         File Number)         Identification No.)

233 South Wacker Drive, Chicago, Illinois                 60606
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(Address of Principal Executive Offices)                (Zip Code)

                                 (312) 651-3000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5:  OTHER EVENTS.

         SPSS Inc. ("SPSS") reports that Mr. Patrick Dauga no longer serves as the Executive Vice President, Worldwide Sales of SPSS. SPSS has hired Mr. John Shap as its new Senior Vice President, Worldwide Sales.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SPSS INC.

                                    By:  /s/ Robert Brinkmann
                                      ------------------------------------------
                                         Robert Brinkmann,
                                         Assistant Secretary and Controller
         Dated:  January 20, 2004




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